SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [ ]
Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant toss.240.14a-12

                                The Barrett Funds
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
       0-11.

       1)       Title of each class of securities to which transaction applies:

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       2)       Aggregate number of securities to which transaction applies:

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       3)       Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       4)       Proposed maximum aggregate value of transaction:

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       5)       Total fee paid:

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[ ]    Fee paid previously with preliminary materials
[ ]    Check  box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


       1)       Amount Previously Paid:

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       2)       Form, Schedule or Registration Statement No.:

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       3)       Filing Party:

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       4)       Date Filed:

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


                               BARRETT GROWTH FUND
                                565 FIFTH AVENUE
                               NEW YORK, NY 10017


                                February 6, 2001

Dear Shareholder:

          The attached Proxy Statement describes a proposal related to a change in the ownership of Barrett Associates, Inc., the investment advisory firm responsible for managing the assets of the Barrett Growth Fund. On February 5, 2001, Legg Mason, Inc., a diversified financial services company headquartered in Baltimore, Maryland, acquired a 70% ownership interest in Barrett Associates. Legg Mason will acquire the remaining 30% of Barrett Associates over the next five years. The acquisition provides Barrett Associates with the resources for continued success in the future, while providing Legg Mason with an ownership interest in a leading growth-oriented advisory firm. Barrett Associates will retain its management, name and location, and will continue to be operated by Mr. Barrett and the current management team. The ownership change is not expected to affect the management of the Fund, as there are no anticipated changes to the Barrett Associates investment team.

          As a result of the transaction with Legg Mason, the Investment Management Agreement under which Barrett Associates served as the Fund's investment adviser automatically terminated as required by law. Barrett Associates is currently continuing to advise the Fund under an interim agreement as permitted by federal law.

          The Fund's Board has scheduled a Special Meeting of Shareholders to be held on March 7, 2001. At this meeting, shareholders will be asked to approve a new Investment Management Agreement for the Fund with Barrett Associates, as well as to elect a Board of Trustees for the Fund. We hope that you will take the time to review the attached Proxy Statement and provide us with your vote on these important issues.

          This Proxy Statement provides information that addresses various questions that you may have regarding the change in ownership, the new Investment Management Agreement, the nominees to serve on the Board of Trustees, the voting process and the shareholder meeting generally. I urge you to confirm the Board of Trustees' recommendations by promptly completing, signing and returning the enclosed proxy card in the enclosed postage-paid envelope.

          Thank you for your continued support of the Barrett Growth Fund. If you should have any questions regarding the proxy material, please call toll-free at (877) 363-6333 to speak to a representative who will assist you.

Sincerely,

/s/ John D. Barrett, II                      /s/ Robert E. Harvey

John D. Barrett, II, Chairman                Robert E. Harvey, President

                               BARRETT GROWTH FUND
                                   A SERIES OF
                                THE BARRETT FUNDS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MARCH 7, 2001


To our Shareholders:

          A special meeting of the shareholders of the Barrett Growth Fund series of The Barrett Funds (the "Trust") will be held on March 7, 2001 at 10:00 a.m. Eastern Time at the offices of Barrett Associates, Inc., located at 565 Fifth Avenue, New York, New York.

          The purpose of the meeting is to consider and act upon the following proposals:

          1.        To elect a Board of Trustees of the Trust.

          2.        To approve a new  Investment  Management  Agreement  for the
                    Barrett   Growth   Fund,   between  the  Trust  and  Barrett
                    Associates, Inc.

          3. To vote upon any other business that may properly come before the meeting.

          The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust. You are entitled to vote at the meeting and at any adjournment thereof (the "Meeting") if you owned shares of the Barrett Growth Fund at the close of business on January 23, 2001. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed proxy instruction form and return it promptly in the enclosed postage-paid envelope.

                                        By Order of the Board of Trustees,

                                        /s/ Paula J. Elliott

                                        Paula J. Elliott, Secretary


                                        New York, New York
                                        February 6, 2001


YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN YOUR PROXY CARD REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING YOUR SHARES EARLY WILL HELP PREVENT COSTLY FOLLOW-UP MAIL AND TELEPHONE SOLICITATIONS. AFTER REVIEWING THE ATTACHED MATERIALS, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY. YOU MAY ALSO VOTE IN PERSON BY ATTENDING THE MEETING. YOUR PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Questions and Answers                                                       1
     On what proposals am I being asked to vote?                            1
     Why am I being asked to elect a Board of Trustees?                     1
     Why am I being asked to approve a new Investment
         Management Agreement?                                              1
     How will the change in ownership of Barrett Associates
         affect the management of the Fund?                                 2
     Are there any differences between the original Investment
         Management Agreement and the proposed new Investment
         Management Agreement?                                              2
     Who is asking for my vote?                                             2
     Who is eligible to vote?                                               2
     How can I vote my shares?                                              2
     What will happen if there are not enough votes to approve the new
     Investment Management Agreement or the election of Trustees?           3

Proposal One:  Election of a Board of Trustees                              3
Proposal Two:  Approval of new Investment Management Agreement              7
Proposal Three:  Other Business                                             11
Additional Information                                                      11
Exhibit:  Form of new Investment Management Agreement                       EX-1

                              QUESTIONS AND ANSWERS


          The Barrett Growth Fund (hereafter, the "Fund") is part of a Delaware business trust called The Barrett Funds (hereafter, the "Trust"). The following Questions and Answers are intended to provide an overview of the information provided in this Proxy Statement and to summarize the proposals affecting the Fund and Trust to be considered at the shareholder meeting, or at any adjournment thereof (the "Meeting"). If you have any questions, please do not hesitate to call us at (800) 363-6333.

ON WHAT PROPOSALS AM I BEING ASKED TO VOTE?

          You are being asked to elect a four person Board of Trustees of the Trust that is comprised of two of the original members and two new, independent members.

          You are also being asked to approve a new Investment Management Agreement for the Fund between Barrett Associates, Inc. and the Trust, that will allow Barrett Associates to continue providing advisory services to the Fund following the acquisition of a controlling ownership interest in Barrett Associates by Legg Mason, Inc. There are no changes in the fees to be paid by the Fund or the services to be provided by Barrett Associates. Following the Legg Mason transaction, the existing Barrett Associates investment professionals will continue to have a financial interest in continuing with the firm, and the team responsible for managing the Fund is not expected to change.

WHY AM I BEING ASKED TO ELECT A BOARD OF TRUSTEES?

          The Trust is devoted to serving the needs of the Fund's shareholders, and the Board of Trustees is responsible for supervising the management of the Trust's business affairs to meet those needs. The Investment Company Act of 1940, as amended (the "Investment Company Act") and related SEC rules contain provisions requiring that certain percentages of a mutual fund's board of directors or trustees be made up of members who are independent of the fund's investment adviser. The current law requires at least 40% of the Trust's Board to be independent, and recent U.S. Securities and Exchange Commission ("SEC") rules increased the required percentage such that a majority of the Trust's Board must be made up of independent members by July, 2002.

          The Trust's Board of Trustees originally consisted of six persons, three of whom (50%) were independent of the adviser. Following recent changes to the structure of the Board related to the Legg Mason transaction, the Board presently consists of three members, two of whom (67%) are independent of the adviser. You are being asked to elect a four person Board consisting of the three current members plus one additional independent Trustee. If elected, three of the four Board members (75%) will be independent of the adviser.

          Trustees are selected on the basis of their professional experience, education, and their interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals can bring considerable experience to the impartial oversight of a fund's operations. This Proxy Statement includes a description of each nominee's background and business experience.

WHY AM I BEING ASKED TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT?

          The Fund is registered under the Investment Company Act, which requires that any investment advisory agreement for a mutual fund terminate automatically if the investment adviser experiences a significant change in ownership. This provision has the effect of requiring that shareholders vote on a new investment advisory agreement and is designed to ensure that shareholders have a say in the company or persons that manage their fund.

          Since Legg Mason's acquisition of an ownership interest in Barrett Associates on February 5, 2001, Barrett Associates has been providing investment advisory services to the Fund under an interim Investment Management Agreement that was approved by the Trust's Board of Trustees, as permitted by SEC rules. In order for Barrett Associates to continue to provide advisory services to the Fund on an ongoing basis, shareholders of the Fund must approve the new Investment Management Agreement. Your vote to approve the new Agreement will also have the effect of an approval of the interim Investment Management Agreement and the advisory fees to be paid thereunder.

HOW WILL THE CHANGE IN OWNERSHIP OF BARRETT ASSOCIATES AFFECT THE MANAGEMENT OF THE FUND?

          The persons responsible for operating Barrett Associates and managing the assets of the Fund are not expected to change as a result of the Legg Mason acquisition, and the investment management fees and the Fund's overall operating expenses will not change. The ownership change may, as anticipated, result in increased financial strength and investment research capabilities that can benefit the Fund. Also, the parties expect that Legg Mason clients may invest additional assets in the Fund which could benefit the Fund and its shareholders.

ARE THERE ANY DIFFERENCES BETWEEN THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENT AND THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?

          The proposed new Investment Management Agreement is substantially identical to the original Investment Management Agreement, except for the effective and termination dates. Your approval of the new Agreement will not increase the management fees or overall expenses of the Fund, or change the level, nature or quality of services provided to the Fund.

WHO IS ASKING FOR MY VOTE?

          The Board of Trustees of the Trust is requesting your vote on the proposals discussed in this Proxy Statement. The Board has unanimously approved the proposals and recommends that you vote in favor of each proposal.

WHO IS ELIGIBLE TO VOTE?

          The Board of Trustees has fixed the close of business on January 23, 2001 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting. On the record date, the Fund had 1,589,571 outstanding shares of beneficial interest. Shareholders of record at the close of business on the record date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each matter presented at the Meeting. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about February 6, 2001 to shareholders of record.

HOW CAN I VOTE MY SHARES?

          You may vote by mail by simply signing, dating, voting and returning the proxy card in the enclosed postage-paid envelope. You may also vote by attending the meeting in person and voting your shares.

WHAT WILL HAPPEN IF THERE ARE NOT ENOUGH VOTES TO APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT OR THE ELECTION OF TRUSTEES?

          It is important that shareholders complete and return signed proxy cards to ensure that there is a quorum for the Meeting. If we do not receive your proxy card after several weeks, you may be contacted by officers of the Trust or Barrett Associates who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the new Investment Management Agreement and the election of the Trustees by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek more votes. In addition, if enough votes are not obtained to approve the new Investment Management Agreement, Barrett Associates may only be able to receive advisory fees for its service during the interim period equal to its costs of advising the Fund during that period plus interest.



PROPOSAL ONE:  TO ELECT A BOARD OF TRUSTEES OF THE TRUST.

          Shareholders are being asked to elect a Board of Trustees of the Trust, consisting of the four nominees listed below. Each nominee has indicated his willingness to serve if elected. Election of Trustees is by a plurality vote, which means that the four individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

          If any of the nominees should withdraw or otherwise become unavailable for election, the persons named as proxies will vote for such other nominees as the Board of Trustees may recommend. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee. Mr. Harvey and Mr. Kfoury have served as Trustees since the Fund's commencement of operations. Dr. Mazze was appointed to the Board on January 9, 2001 and Mr. Hoffman is not currently a member of the Board. The following is a listing of the nominees, along with their addresses, ages, present positions with the Trust, if applicable, and principal occupations during the past five years.



Robert E. Harvey*               Trustee and President of the Trust since its
Barrett Associates, Inc.        inception in 1998; President and Chief Operating
565 Fifth Avenue                Officer of Barrett Associates, Inc. since 1994;
New York, NY  10017             Director of The Ashforth Company, Stamford,
Age:     47                     Connecticut, since 1988 (commercial real
                                estate). Previously, Director of U.S. Equities at Bessemer Trust, New York, New York, from 1991 until 1993; and Managing Director at Scudder,
                                Stevens and Clark, New York, New York, from 1976 until 1991.

_____________
* Mr. Harvey is an "interested person" of the Trust (as defined in the Investment Company Act) due to his position with Barrett Associates.

RONALD E. KFOURY                Independent Trustee of the Trust since its
Clockware,  Inc.                inception in 1998; Chief Executive Officer of
110 W. Iowa Avenue              Clockware, Inc.,  Sunnyvale,  California,  since
Sunnyvale, California           November,  2000 (software company); Managing
Age:     42                     Director of Analect Limited, New York, New York,
                                from 1992 through 2000 (management consulting firm).


EDWARD M. MAZZE, PH.D.          Independent Trustee of the Trust since January,
The University of Rhode Island  2001.  Presently, Dean, College of Business
College of Business             Administration of the University of Rhode Island
   Administration               since 1998; Director, Technitrol Incorporated,
7 Lippit Road                   Trevose, Pennsylvania, since 1985; Director,
301 Ballentine Hall             Washington Trust Bancorp, Inc., Westerly, Rhode
Kingston, RI  02881             Island, since 2000, Honorary Board Member,
Age:     59                     Delaware Valley College of Science and
                                Agriculture, since 1997; Accreditation Panel
                                Member, Middle States Association of Colleges
                                and Secondary School Commission of Higher
                                Education, since 1981.  Previously, Dr. Mazze
                                held the position of Dean at  The  Belk  College
                                of  Business Administration  of The University
                                of North  Carolina  at  Charlotte  from 1993  to
                                1998,  at  the  School  of Business  and
                                Management  at Temple University  from  1979 to
                                1986  and professor  from 1979 to 1993, and at
                                Seton  Hall   University's  W.  Paul Stillman
                                School  of  Business  from 1975 to 1979. From
                                1984 to 1997, Dr. Mazze was a Bankruptcy Trustee
                                for the United States  Bankruptcy  Court in  the
                                Eastern    District   of Pennsylvania, and from
                                1985 to 1987 he served as the Chairman of the Board and Chief Executive Officer of the William
                                Penn Bank in Philadelphia, Pennsylvania.

ROBERT T. HOFFMAN               Presently, Partner and Portfolio Manager of
Hoffman Capital Partners, LLC   Hoffman Capital Partners, LLC, Princeton,
17 Hulfish Street               New Jersey, since 2000 (private investment fund
Princeton, NJ  08540            manager); Member of the New Jersey State
Age:     42                     Investment Council from 1990 to present.
                                Previously, Managing Director and Portfolio
                                Manager of the Scudder Growth and Income Fund
                                and the AARP Growth and Income Fund at
                                Scudder, Stevens and Clark, New York, New York,
                                from 1990-2000; New Jersey Assistant State
                                Treasurer for Pensions and Investment from 1986
                                to 1990.  Graduate of Dartmouth College (AB) and
                                Northwestern   University (MBA).


          The Trust's Agreement and Declaration of Trust provides that each Trustee shall serve during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by the court, or is removed. In addition, any Trustee may resign, or any Trustee may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

          Recent Board of Trustees Changes. Under the Investment Company Act, at
          --------------------------------
least 40% of the members of a mutual fund's board of directors or trustees must be independent of the fund's investment adviser. Recent SEC rule changes will increase that percentage in most cases such that, effective July, 2002, at least a majority of a fund's board must be made up of independent members. The Trust's Board of Trustees originally consisted of six members, 50% of whom were independent of the adviser. In connection with the Legg Mason transaction, Barrett Associates desired to utilize the services of a law firm of which one of the independent Trustees was a partner, and an investment banking firm of which another independent Trustee was a partner. Because these business relationships could potentially affect the independent status of these two Trustees under the Investment Company Act, the Board members determined to restructure the Board to ensure an appropriate percentage of independent Board members going forward. At a meeting on December 11, 2000, the Board accepted the resignations of R. Bruce Cameron and Gerard E. Jones, the two independent Trustees whose firms had entered into business relationships with Barrett Associates, as well as John D. Barrett, II and James R. Rutherford, each of whom is employed by Barrett Associates. As a result, the Board was then comprised of Ronald E. Kfoury, who is independent, and Robert E. Harvey, who is employed by the adviser and not independent. At a subsequent Board meeting held on January 9, 2001, Edward M. Mazze, Ph.D. was appointed by the Board as a new independent Trustee, and Robert
T. Hoffman was nominated to stand for election by shareholders as a third independent Trustee. If the nominees are elected by shareholders at the March 7, 2001 Meeting, 75% of the Board members will be independent of the adviser.

          Trustee  Compensation.  The Trust does not compensate Trustees who are
          ---------------------
officers or employees of Barrett Associates. The independent Trustees receive a fee from the Trust of $500 for each meeting of the Trustees that they attend in person or by telephone, and are reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board meetings. The Trust does not offer any retirement benefits for the Trustees. The Board holds regular quarterly meetings. During the fiscal year ended June 30, 2000, there were four meetings of the Board of Trustees, and the then current Trustees received the following compensation from the Trust:
                                                                     Aggregate
      Name of Trustee                       Title                  Compensation
      ---------------                       -----                 from the Trust
                                                                  --------------

      John D. Barrett, II+            Trustee and Chairman              None*
      Robert E. Harvey                Trustee and President             None*
      James R. Rutherford+                   Trustee                    None*
      R. Bruce Cameron+                      Trustee                    $1,000
      Gerard E. Jones+                       Trustee                    $1,000
      Ronald E. Kfoury                       Trustee                    $1,000


           * Messrs. Barrett, Harvey and Rutherford are "interested persons" of the Trust (as described in the Investment Company Act), due to their positions with Barrett Associates.

           + Messrs. Barrett, Rutherford, Cameron and Jones were members of the Board until the Board was restructured on December 11, 2000. Since that time, Messrs. Rutherford and Jones have served as Trustees Emeritus and Mr. Barrett serves in the officer position of Chairman.

          The Trust has an Audit Committee which assists the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

          From the Fund's inception through December 11, 2000, the Audit Committee was comprised of Messrs. Kfoury, Cameron and Jones, being all of the independent Trustees. During that period, there were two meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting.

          Officers of the Trust. The executive officers of the Trust are elected
          ---------------------
by the Board of Trustees. Each officer holds the office until qualification of his or her successor. The names, ages and principal occupations during the past five years of the executive officers of the Trust are set forth below. The address for each officer listed is 565 Fifth Avenue, New York, NY 10017.

                                                                                    Principal Occupation(s)
       Name                                 Position with the Trust               During the Past Five Years
       ----                                 -----------------------               --------------------------

       John D. Barrett, II                         Chairman                    Chairman and Chief Executive
       Age 65                                                                  Officer of Barrett Associates

       Christina A. Bater                  Assistant Vice President            Associate Managing Director of
       Age 38                                                                  Barrett Associates

       Henry A. Collins                         Vice President                 Managing Director of Barrett
       Age 59                                                                  Associates

       Paula J. Elliott                            Secretary                   Vice President of Barrett
       Age 50                                                                  Associates

       Robert E. Harvey                      Trustee and President             Mr. Harvey's business
       Age 47                                                                  background is described at the
                                                                               beginning of this proposal.

       Janis M. Inscho                          Vice President                 Managing Director of Barrett
       Age 47                                                                  Associates; previously, Director
                                                                               and Chief Investment Officer of
                                                                               the Private Client Group of
                                                                               Lazard Asset Management



                                       6


       Larry W. Seibert                         Vice President                 Managing Director of Barrett
       Age 38                                                                  Associates; previously,
                                                                               Technology Analyst and Portfolio
                                                                               Manager of Avatar Associates,
                                                                               Inc.

       Peter H. Shriver                  Vice President and Treasurer          Managing Director of Barrett
       Age 48                                                                  Associates

       Robert J. Voccola                        Vice President                 Managing Director and Director
       Age 63                                                                  of Research of Barrett Associates


          Share Ownership of the Trustees.  As of January 23, 2001, the officers
          -------------------------------
and Trustees of the Trust owned beneficially 0.62% of the Fund's outstanding shares. As of January 23, 2001, the nominees and current Trustees standing for election as Trustees of the Trust owned beneficially 0.16% of the Fund's outstanding shares.



PROPOSAL TWO:    TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT FOR THE
                 BARRETT GROWTH FUND, BETWEEN THE TRUST AND BARRETT
                 ASSOCIATES, INC.

          The Board of Trustees of the Trust is recommending that shareholders approve a proposed new Investment Management Agreement for the Fund (hereafter, the "New Agreement"), between Barrett Associates and the Trust, which would become effective immediately following shareholder approval. The New Agreement is substantially identical to the Fund's original Investment Management Agreement with Barrett Associates for the Fund (the "Original Agreement") and differs only in its effectiveness and termination dates.

          As described in this Proxy Statement, the New Agreement is necessary because the Original Agreement terminated as a result of a change in ownership of Barrett Associates, the Fund's investment adviser. The termination and resulting shareholder vote is required under the Investment Company Act. Barrett Associates is currently continuing to manage the Fund under a temporary Interim Investment Management Agreement (the "Interim Agreement") as permitted by SEC rules.

          This proposal sets forth information about Barrett Associates, a description of the recent changes in ownership of the adviser, a summary of the relevant Investment Management Agreements, and a discussion of the factors considered by the Board when it approved the New Agreement.

          Investment Manager. Barrett Associates is an SEC-registered investment
          ------------------
adviser with offices located at 565 Fifth Avenue, New York, NY 10017. Barrett Associates was founded in 1937 and currently manages approximately $2 billion in client assets. The firm has approximately 500 client relationships, including families, individuals, foundations and other organizations or entities. Barrett Associates has served as the Fund's manager since the Fund's inception on December 29, 1998. The Original Agreement requires Barrett Associates to manage the investment and reinvestment of the Fund's assets and to provide administration of the Fund not otherwise provided by third party service providers, subject to the direction of the Board of Trustees.

          Description  of Ownership  Changes.  Until  February 5, 2001,  Barrett
          ----------------------------------
Associates was an independent, privately-owned firm. Its stockholders consisted of the senior officers of the firm, together with A.P. Development & Services Corporation ("APDS"), an affiliate of The Ashforth Company, 3001 Summer Street, Stamford, Connecticut, which is a privately-held commercial real estate firm. APDS held a greater than 55% ownership interest in Barrett Associates and was deemed to control the firm under the Investment Company Act.

          Barrett Associates and certain of its shareholders entered into a share purchase agreement, dated as of December 6, 2000 (the "Share Purchase Agreement"), to divest in three stages their interests in Barrett Associates to Legg Mason, Inc., a financial services holding company with $3.5 billion in equity capital headquartered in Baltimore, Maryland. Legg Mason, through its subsidiaries, is engaged in securities brokerage and trading, investment management of institutional and individual accounts and company-sponsored mutual funds, investment banking for corporations and municipalities, commercial mortgage banking and other financial services. Legg Mason's principal investment management subsidiaries include Western Asset Management Company, Batterymarch Financial Management, Inc., Legg Mason Funds Management, Inc., Bartlett & Co., Brandywine Asset Management, Inc., Legg Mason Capital Management, Inc. and Gray, Seifert & Co., Inc. Through its investment advisory subsidiaries, Legg Mason has more than $130 billion in assets under management.

          Legg Mason's acquisition of Barrett Associates is designed as a revenue sharing arrangement, and it is intended that Barrett Associates will retain its name and location and will continue to be managed and operated by Mr. Barrett and the other senior executives of the firm. In connection with the Legg Mason transaction, Barrett Associates has entered into employment and non-compete agreements with certain Barrett Associates personnel, including Mr. Barrett and Mr. Harvey (5 years) and Mr. Voccola (3 years), all of whom are members of the Fund's investment team. There are three separate closings associated with Legg Mason's acquisition of Barrett Associates: 70% of the shares (which primarily consisted of those shares owned by APDS) were sold in an initial closing on February 5, 2001, 10% of the shares are scheduled to be sold in two years, and the remaining 20% of the shares are scheduled to be sold in five years. All of the Barrett Associates shareholders (except APDS and James R. Rutherford, Trustee emeritus) will continue to be equity owners of the firm until the third closing. The revenue sharing arrangements, the three-stage transaction and the employment agreements are all designed to provide financial incentives to encourage the Barrett Associates management and investment personnel to remain with the firm on an ongoing basis after the Legg Mason transaction. Therefore, no changes in the management of the firm are anticipated as a result of the sale of Barrett Associates.

          The aggregate consideration for the Barrett Associates shares acquired at the initial closing was approximately $16.4 million in cash and an additional $2.6 million was deposited in escrow. The $2.6 million escrow amount (or a portion thereof) will be released on the first anniversary of the initial closing to those shareholders of Barrett Associates who sold shares in the initial closing if certain conditions relating to the business of Barrett Associates are met. The aggregate cash consideration to be paid by Legg Mason in the second and third closings is based upon a multiple of Barrett Associates' gross revenues for the twelve-month periods preceding such closings, and is capped at $7.5 million for the second closing and $15 million for the third closing. The cash consideration paid at each closing is allocated pro rata among those certain shareholders who sold shares in that closing in accordance with the number of shares sold by such shareholder in that closing. Among the shareholders of Barrett Associates who have received in the initial closing, or will receive in the second and third closings, a pro rata share of the aggregate consideration paid by Legg Mason at such closings are senior executives of Barrett Associates, including John D. Barrett II, Chairman of the Board of Trustees of the Trust, and Robert E. Harvey, a member of the Board of Trustees of the Trust.

          Barrett Associates intends to adhere to the provisions of Section 15(f) of the Investment Company Act, to the extent possible. Section 15(f) of the Investment Company Act provides that when a change in control of a mutual fund investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly from the fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated with respect to the change in control.

          The second condition is that during the three-year period immediately following consummation of the transaction, at least 75% of the fund's board of directors or trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. Currently, two of three Trustees are independent of the adviser. If the nominees for election to the Board are approved by shareholders at the Meeting, three of the four Trustees (75%) then will be independent of the adviser, and the percentage contained in Section 15(f) will be attained.

          Interim  Agreement.  As noted, a new advisory  agreement is needed for
          ------------------
the Fund because the Original Agreement under which Barrett Associates managed the Fund terminated as a result of the Legg Mason acquisition. Generally, shareholders of a fund must approve an advisory agreement before it takes effect. In this case, the Board, including the independent Trustees, relied on Rule 15a-4 under the Investment Company Act, which enabled the Board to approve the Interim Agreement under which Barrett Associates can continue managing the Fund after the Legg Mason acquisition, until shareholders can approve the New Agreement. Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while the fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Agreement relating to the Fund:

          (i) the compensation under the interim contract may be no greater than under the previous contract;

          (ii) the fund's board of trustees, including a majority of the independent trustees, has voted in person to approve the interim contract before the previous contract is terminated;

          (iii) the fund's board of trustees, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

          (iv) the interim contract provides that the fund's board of trustees or a majority of the fund's outstanding voting securities may terminate the contract at any time, without the payment of any penalty, on not more than 10 calendar days written notice to the investment adviser;

          (v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the board of the fund; and

          (vi) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

          The advisory fees earned by Barrett Associates during the interim period are being held in an escrow account until the shareholder meeting. If the New Agreement is approved, that approval will be viewed as an implicit approval of the Interim Agreement by shareholders, and Barrett Associates will receive the escrowed fees plus interest. If the New Agreement is not approved, Barrett Associates may only be able to receive fees for the interim period equal to the costs it incurred in advising the Fund for that period.

          Original  and New  Agreements.  The  Original  Agreement  under  which
          -----------------------------
Barrett Associates provided advisory services to the Fund was dated as of December 18, 1998 and was originally approved by the Trust's Board, including all of the independent Trustees, as well as by the Fund's initial shareholder. The New Agreement is substantially identical to the Original Agreement except for the effective and termination dates. The New Agreement will take effect immediately after it is approved by shareholders and will have an initial term of two years. Thereafter, it can be renewed for successive one-year periods, provided its renewal is approved by the Board or by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund and, in either event, by the vote cast in person of a majority of the independent Trustees.

          The terms of the Original and New Agreements are substantially identical. There is no change in the advisory fees paid to Barrett Associates, which total 1.00% of average daily net assets annually. In addition, Barrett Associates has contractually agreed through October 31, 2001 to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual Fund operating expenses do not exceed 1.25% of the average daily net assets. For the Fund's last fiscal year ended June 30, 2000, Barrett Associates received no compensation from the Fund after taking into account waivers related to the expense limitation arrangement. Absent the waivers undertaken, Barrett Associates would have been entitled to receive a management fee of $132,925.

          The Original Agreement and the New Agreement both provide that Barrett Associates will provide research, analysis, advice and recommendations with respect to the purchase or sale of securities and the making of investment commitments for the Fund. Both Agreements also provide that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, Barrett Associates shall not be liable for errors of judgment or losses related to its advisory services to the Fund. The Agreements also each provide that they may be terminated without penalty upon 60 days written notice by the Fund or by Barrett Associates. Finally, the Agreements each contain provisions limiting the Fund's ability to use the name "Barrett" if Barrett Associates does not continue as adviser to the Fund. The form of the New Agreement is attached as an Exhibit to this Proxy Statement.

          Board of  Trustees  Deliberations.  On January  9, 2001,  the Board of
          ---------------------------------
Trustees of the Trust held its regular quarterly meeting, at which it reviewed the proposed acquisition of Barrett Associates by Legg Mason, and considered the proposed Interim and New Agreements with Barrett Associates to take effect following the Legg Mason acquisition. At the meeting, the Board reviewed materials furnished by Barrett Associates and discussed the proposed acquisition with Mr. Barrett and Mr. Harvey of Barrett Associates. Mr. Barrett and Mr. Harvey outlined the various reasons why Barrett Associates believed that the acquisition would benefit Barrett Associates and the Fund, specifically noting that being part of a larger financial organization would strengthen Barrett Associates' technological, research and investment capabilities. They also presented information about the terms of the acquisition, the anticipated logistical effects and the strong financial incentives designed to retain key employees. The Board learned that the Fund's existing portfolio management team and supporting investment professionals were expected to remain with the firm and will continue to manage the Fund.

          The Board of Trustees, including all of the independent Trustees, approved the proposed Interim Agreement with Barrett Associates after determining that the Agreement: (1) provided for the same compensation to Barrett Associates as the Original Agreement; (2) contained satisfactory terms and conditions in view of Section 15 of the Investment Company Act and Rule 15a-4 thereunder; and (3) provided for services of at least equivalent scope and quality as the Original Agreement. The Board of Trustees, including a majority of the independent Trustees, also approved the New Agreement and authorized it to be submitted to shareholders for approval.

          In approving the New Agreement, the Board considered the terms of the New Agreement, the quality of services historically provided by Barrett Associates and the benefits of continuity of the advisory relationship. Other factors deemed important by the Board were the anticipated continuity of management of the Fund and of Barrett Associates, and the potential inflow of assets to the Fund from Legg Mason clients, and the potential benefits of such assets to the Fund and its shareholders. The Board also considered the fact that shareholder approval of the New Agreement would permit Barrett Associates to receive payment of the fees it earned under the Interim Agreement. Based on these and other considerations, the Board unanimously determined to recommend that shareholders approve the New Agreement.

          Required Vote. Provided that a quorum is present,  the approval of the
          -------------
New Agreement requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                   THAT YOU VOTE TO APPROVE THE NEW AGREEMENT.


PROPOSAL THREE:  TO GRANT THE PROXYHOLDERS AUTHORITY TO VOTE UPON ANY OTHER
                 BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

          The Trustees do not intend to bring any matters before the Meeting other than Proposals One, Two and Three and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.


                             ADDITIONAL INFORMATION

          The Fund's last audited financial statements and annual report, for the fiscal year ended June 30, 2000, and the semiannual report dated December 31, 2000 are available upon request and free of charge. To obtain a copy, please call the Fund toll-free at (877) 363-6333, or you may forward a written request to The Barrett Funds, c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

          Ownership of the Fund. As of January 23, 2001,  the Fund had 1,589,571
          ---------------------
shares outstanding and total net assets of $20,734,382. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of January 23, 2001, the following entities held beneficially or of record more than 5% of the Fund's outstanding shares.


        Name and Address of Holder                  Number of Shares         Percentage of Fund Ownership
        --------------------------                  ----------------         ----------------------------
        Charles Schwab & Co., Inc.                     216,694.79                       13.63%
        Special Custody Account for the
        Benefit of Customers
        Attention:  Mutual Funds
        101 Montgomery Street
        San Francisco, CA  94104-4122

        Braun Fund LP                                   81,681.13                        5.14%
        6 East 45th Street
        Room 1401
        New York, NY  10017-2414

        P. C. Potter and L. M. Potter, Trustees         80,275.91                        5.05%
        Philip C. Potter Charitable
        Remainder Unitrust
        44 Rockwood Lane
        Greenwich, CT  06830-3844







          Voting  Information.  You may attend the Meeting and vote in person or
          -------------------
you may complete and return the proxy card. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals One, Two or Three, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals One, Two or Three, your shares will be voted FOR Proposals One and Two and to GRANT discretionary authority to the persons named in the proxy card as to any other matters that properly may come before the Meeting (Proposal Three). You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund; (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting; or (3) attending the Meeting and voting in person.

          Solicitation of Proxies.  The cost of soliciting proxies will be borne
          -----------------------
by Barrett Associates and Legg Mason, who will also reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. Barrett Associates expects that the solicitation will be primarily by mail, but also may include telephone solicitations. In addition to solicitations by mail, some of the executive officers and employees of the Trust and/or Barrett Associates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

          Voting by  Broker-Dealers.  The Fund expects that, before the Meeting,
          -------------------------
broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that stock exchange rules will not permit the broker-dealers to vote on the New Agreement on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

          Quorum. A majority of the Fund's outstanding shares, present in person
          ------
or represented by proxy, constitutes a quorum at the Meeting. Proxies returned for shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. Abstentions and broker non-votes will be treated as votes present but not cast.

          Other Matters and Discretion of Attorneys Named in the Proxy. The Fund
          ------------------------------------------------------------
is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for any future meeting of shareholders should send their written proposals to the Barrett Growth Fund, c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, WI 53202, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

                                    By Order of the Board of Trustees,

                                    /s/ Paula J. Elliot

                                    Paula J. Elliott, Secretary


                                    New York, New York
                                    February 6, 2001

                EXHIBIT: FORM OF INVESTMENT MANAGEMENT AGREEMENT


                               BARRETT GROWTH FUND
                                   A SERIES OF
                                THE BARRETT FUNDS
                                565 FIFTH AVENUE
                               NEW YORK, NY 10017
                         INVESTMENT MANAGEMENT AGREEMENT



          THIS AGREEMENT, dated March 7, 2001, is made by and between THE BARRETT FUNDS, a Delaware business trust (the "Trust"), on behalf of the BARRETT GROWTH FUND (the "Fund"), and BARRETT ASSOCIATES, INC., a New York corporation (the "Investment Advisor").

                              W I T N E S S E T H:

          WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and engages in the business of investing and reinvesting its assets in securities; and

          WHEREAS, the Investment Advisor is a registered investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of providing investment management services; and

          WHEREAS, the Board of Trustees and shareholders of the Trust have selected the Investment Advisor to serve as the investment advisor for the Fund effective as of the date of this Agreement, after taking into account the fact that Legg Mason, Inc. has acquired a controlling interest in the Investment Adviser.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

                    1. The Trust on behalf of the Fund hereby employs the Investment Advisor to manage the investment and reinvestment of the Fund's assets and to provide administration of the Fund not otherwise provided by third party service providers, subject to the direction of the Board of Trustees and officers of the Trust, for the period and on the terms hereinafter set forth. The Investment Advisor hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Advisor shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. The Investment Advisor shall regularly make decisions as to what securities and other investments to purchase and sell on behalf of the Fund and shall effect the purchase and sale of such investments in furtherance of the Fund's objectives and policies. The Investment Advisor shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Fund's investments as the Investment Advisor deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the Investment Company Act, the Investment Advisor may


                                      EX-1
          retain as a sub-advisor to the Fund, at the Investment Advisor's own expense, any investment advisor registered under the Advisers Act.

                    2. (a) The Trust shall  conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes, and state and federal registration fees. Directors, officers, and employees of the Investment Advisor may be trustees/directors, officers and employees of the funds of which the Investment Advisor serves as Investment Advisor. Directors, officers and employees of the Investment Advisor who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity.

                    In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and the Investment Advisor may share facilities common to each, with appropriate proration of expenses between them.

                    (b) To the extent the Investment Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Investment Advisor for such costs and expenses, except to the extent the Investment Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Investment Advisor, the Investment Advisor shall be entitled to recover from the Fund to the extent of the Investment Advisor's actual costs for providing such services.

                    3. (a) The Investment Advisor shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to obtaining the best available execution, the Investment Advisor is authorized to place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time. Subject to subparagraph (b) below, the Investment Advisor is also authorized to place transactions with broker-dealers who provide research or statistical information or analyses to the Fund, to the Investment Advisor, or to any other client for whom the Investment Advisor provides investment management services. Subject to obtaining the best available execution, the Investment Advisor may also place brokerage transactions with broker-dealers who sell shares of the Fund. Broker-dealers who sell shares of the Fund shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The Investment Advisor also agrees that it will cooperate with the Trust to execute instructions from the Trust that brokerage transactions be allocated to broker-dealers who provide benefits directly to the Fund.

                    (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Advisor is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Advisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research


                                      EX-2
          services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Advisor's overall responsibilities with respect to the Fund and to other clients for which the Investment Advisor exercises investment discretion.

                    (c) The Investment Advisor is authorized to direct portfolio transactions to a broker-dealer which is an affiliated person of the Investment Advisor or the Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Investment Company Act Rule 17e-1, or other rules promulgated by the Securities and Exchange Commission. Any transaction placed with an affiliated broker-dealer must (i) be placed at the best available and execution, and (ii) may not be a principal transaction.

                    4. (a) As compensation for the services to be rendered to the Fund by the Investment Advisor under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Investment Advisor from the Fund's assets an annual fee equal to 1.00% of the average daily net assets of the Fund, payable on a monthly basis.

                    (b) If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

                    (c)  The  Investment  Advisor  may  voluntarily  reduce  any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Investment Advisor hereunder or to continue future payments. Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily. Any fee withheld shall be voluntarily reduced and any Fund expense paid by the Investment Advisor voluntarily or pursuant to an agreed expense limitation shall be reimbursed by the Fund to the Investment Advisor in the first, second, or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction, or payment to the extent permitted by applicable law if the aggregate expenses for the next succeeding fiscal year, second fiscal year or third succeeding fiscal year do not exceed any limitation to which the Investment Advisor has agreed. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Investment Advisor even if such payment may require the Investment Advisor to waive or reduce its fees hereunder or to pay current Fund expenses.

                    5. The services to be rendered by the Investment Advisor to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                    6. The Investment Advisor, its directors, officers, employees, and agents may engage in other businesses, may render investment management services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm or individual.


                                       EX-3

                    7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Advisor to the Fund, the Investment Advisor shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

                    8. In accordance with the Agreement and Declaration of Trust of the Trust, in the event that the Investment Advisor ceases to be the Fund's investment manager for any reason, the Trust will (unless the Investment Advisor otherwise agrees in writing) take all necessary steps to cause the Fund to change to a name not including the word "Barrett," within a reasonable period of time.

                    9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days written notice to the Investment Advisor of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Advisor may terminate this Agreement at any time, without the payment of penalty on sixty days written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond to a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Advisor the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

                    10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

                    11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the Investment Company Act.

                                      EX-4

          IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly authorized officers as of the 7th day of March, 2001.



Attest:                                  THE BARRETT FUNDS


                                         By:
                                            ------------------------------------
                                            Robert E. Harvey, President


Attest:                                  BARRETT ASSOCIATES, INC.


                                         By:
                                            ------------------------------------
                                            John D. Barrett, II, Chairman


                                      EX-5

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

          PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.

                    NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                          PLEASE VOTE YOUR PROXY TODAY!

--------------------------------------------------------------------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                           OF THE BARRETT GROWTH FUND
                                  March 7, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints Robert E. Harvey and John D. Barrett, II, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Barrett Growth Fund (the "Fund") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Barrett Associates, Inc., located at 565 Fifth Avenue, 25th floor, New York, New York at 10:00 a.m., Eastern Time on March 7, 2001, upon such business as may properly be brought before the Meeting.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                                  NOTE: Please sign exactly as your name appears on the proxy. If signing for estates, tusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                                  ----------------------------------------------
                                  Date

                                  ----------------------------------------------
                                  Signature(s)



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BARRETT FUNDS (THE "TRUST"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3. IF ANY OTHER MATTERS
PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, PROPOSAL 3 GIVES AUTHORIZATION TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2 AND 3

PROPOSAL 1    TO ELECT ROBERT E. HARVEY, RONALD E. KFOURY, ROBERT T. HOFFMAN AND
              EDWARD M. MAZZE, PH.D. AS TRUSTEES OF THE TRUST.

                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                        TO VOTE                        [   ]
                                    VOTE FOR ALL EXCEPT                [   ]
                                    If you do not wish  your  shares to be voted
                                    "FOR" a particular  nominee,  mark the "VOTE
                                    FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2    TO  APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT FOR THE BARRETT
              GROWTH  FUND  BETWEEN  THE TRUST AND  BARRETT ASSOCIATES, INC.

                                    FOR                                [   ]
                                    AGAINST                            [   ]
                                    ABSTAIN                            [   ]

PROPOSAL 3    TO GRANT THE PROXYHOLDERS AUTHORITY TO VOTE UPON ANY OTHER
              BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

                                    GRANT                              [   ]
                                    WITHHOLD AUTHORITY
                                        TO VOTE                        [   ]
                                    ABSTAIN                            [   ]

                     [FORM OF PROXY CARD TO BE USED BY ADP]


Barrett Growth Fund Special Meeting to be held on 03/07/01 at 10:00 A.M. EST For Holders as of 01/23/01

Directors
---------
1 -     A vote for election of the following Nominees
        01 - Robert E. Harvey, 02 - Ronald E. Kfoury, 03 - Robert T. Hoffman,
        04 - Edward M.    Mazze, PH.D.

(Mark "X" for only one box)

  [ ]   For all Nominees

  [ ]   Withhold all Nominees

  [ ]   Withhold authority to vote for any individual Nominee.
        Write Number(s) of Nominee(s) below.


Proposals
---------

2 - To approve a new investment management agreement for the Barrett Growth Fund between The Barrett Funds and Barrett Associates, Inc.

        Directors Recommend FOR

          [ ]  FOR       [ ]  AGAINST    [ ]  ABSTAIN

        Please indicate your proposal selection by firmly placing an "X" in the appropriate numbered box with blue or black ink only.

3 - To grant the Proxyholders authority to vote upon any other business that may properly come before the meeting.

        Directors Recommend GRANT

          [ ]  GRANT       [ ]  WITHHOLD    [ ]  ABSTAIN